FBR Securitization Trust 2005-1

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-1	5,954 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	4,844	1,007,612,353.33	86.07	7.492	634	81.10
Balloon	3	497,464.43	0.04	7.774	613	78.70
Fixed	1,107	162,629,112.08	13.89	7.264	643	78.70

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

15 Year Fixed	58	5,816,096.97	0.50	7.256	631	71.60
20 Year Fixed	37	3,493,721.88	0.30	7.095	655	65.92
2/28 ARM	3,773	750,373,320.58	64.09	7.674	622	81.11
2/28 ARM — IO - 60 month	756	208,767,275.18	17.83	6.804	675	80.20
30 Year Fixed	954	139,780,061.93	11.94	7.337	640	79.55
3/27 ARM	222	29,804,929.73	2.55	7.939	621	86.03
3/27 ARM — IO - 36 month	1	340,000.00	0.03	6.125	669	80.00
3/27 ARM — IO - 60 month	33	7,777,770.17	0.66	6.895	683	80.84
5/25 ARM	36	5,116,594.44	0.44	7.930	640	86.69
5/25 ARM — IO - 60 month	21	4,829,717.29	0.41	6.863	679	82.66
6 Month ARM	2	602,745.94	0.05	6.388	711	80.32
Balloon 30/15	3	497,464.43	0.04	7.774	613	78.70
Fixed 10yr	10	1,256,203.73	0.11	7.054	666	71.93
Fixed 25yr	3	155,536.48	0.01	7.841	595	68.57
Fixed 30yr — IO - 60 month	45	12,127,491.09	1.04	6.500	681	76.80

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1st	5,954	1,170,738,929.84	100.00	7.460	635	80.77

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only	Loans	Balance	Balance	Coupon	Score	LTV

Interest Only	857	234,201,928.28	20.00	6.791	676	80.10
Non-Interest Only	5,097	936,537,001.56	80.00	7.628	625	80.93

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	5,954 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	140	6,227,539.51	0.53	8.430	588	71.37
50,000.01 - 100,000.00	1,112	86,280,263.49	7.37	8.084	609	81.47
100,000.01 - 150,000.00	1,387	173,341,431.99	14.81	7.736	624	82.05
150,000.01 - 200,000.00	993	173,403,448.87	14.81	7.580	628	81.69
200,000.01 - 250,000.00	730	163,543,021.98	13.97	7.408	637	79.90
250,000.01 - 300,000.00	570	156,377,993.59	13.36	7.298	641	80.47
300,000.01 - 350,000.00	333	107,647,523.77	9.19	7.246	639	81.01
350,000.01 - 400,000.00	307	116,001,212.67	9.91	7.191	655	81.29
400,000.01 - 450,000.00	152	64,745,111.67	5.53	7.214	644	80.96
450,000.01 - 500,000.00	120	57,475,427.41	4.91	7.250	646	79.85
500,000.01 - 550,000.00	42	22,020,635.41	1.88	7.444	647	78.62
550,000.01 - 600,000.00	35	20,318,554.25	1.74	7.241	646	79.13
600,000.01 - 650,000.00	17	10,678,778.85	0.91	7.065	650	78.43
650,000.01 - 700,000.00	4	2,724,629.45	0.23	7.511	633	77.65
700,000.01 - 750,000.00	6	4,432,414.72	0.38	6.778	649	75.97
750,000.01 - 800,000.00	2	1,531,667.47	0.13	6.793	686	71.75
950,000.01 - 1,000,000.00	4	3,989,274.74	0.34	7.714	618	56.82

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

Min: $7,318.25
Max: $998,345.55
Average: $196,630.66

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	2	318,840.40	0.03	4.994	797	47.41
5.001 - 5.500	30	7,724,551.30	0.66	5.388	717	71.51
5.501 - 6.000	205	53,748,035.85	4.59	5.897	686	75.53
6.001 - 6.500	449	113,497,770.68	9.69	6.366	679	78.78
6.501 - 7.000	1,239	285,151,282.05	24.36	6.869	661	79.47
7.001 - 7.500	1,024	209,767,453.74	17.92	7.344	643	80.71
7.501 - 8.000	1,412	259,701,983.84	22.18	7.848	617	82.35
8.001 - 8.500	613	102,183,000.86	8.73	8.326	591	82.94
8.501 - 9.000	618	90,843,283.83	7.76	8.822	580	83.58
9.001 - 9.500	184	26,275,608.89	2.24	9.326	572	83.50
9.501 - 10.000	126	15,458,292.62	1.32	9.853	563	81.00
10.001 - 10.500	26	3,036,485.21	0.26	10.365	553	82.01
10.501 - 11.000	21	2,560,679.62	0.22	10.774	548	79.45
11.001 - 11.500	2	151,220.45	0.01	11.286	561	89.56
11.501 - 12.000	2	286,721.95	0.02	11.782	671	89.33
12.501 - 13.000	1	33,718.55	0.00	12.990	571	75.00

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

Min: 4.990%
Max: 12.990%
Weighted Average: 7.460%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	5,954 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	2	89,152.82	0.01	9.403	506	12.54
15.01 - 20.00	7	561,068.05	0.05	7.682	593	18.08
20.01 - 25.00	9	990,804.52	0.08	6.473	627	23.30
25.01 - 30.00	20	2,103,266.11	0.18	7.082	595	28.06
30.01 - 35.00	17	1,944,658.38	0.17	7.195	643	33.10
35.01 - 40.00	20	2,183,209.19	0.19	7.099	601	38.63
40.01 - 45.00	39	6,529,076.14	0.56	7.733	578	43.07
45.01 - 50.00	49	6,855,040.75	0.59	6.969	613	48.20
50.01 - 55.00	58	11,205,483.72	0.96	7.219	598	52.97
55.01 - 60.00	105	19,829,875.30	1.69	7.476	600	58.12
60.01 - 65.00	140	29,291,263.60	2.50	7.446	614	63.35
65.01 - 70.00	185	37,756,070.71	3.22	7.697	597	68.64
70.01 - 75.00	299	56,610,190.98	4.84	7.548	608	74.13
75.01 - 80.00	2,739	598,641,793.32	51.13	7.170	661	79.84
80.01 - 85.00	794	147,003,174.67	12.56	7.840	595	84.60
85.01 - 90.00	841	157,021,841.69	13.41	7.911	608	89.52
90.01 - 95.00	205	33,344,217.06	2.85	7.838	625	94.58
95.01 - 100.00	425	58,778,742.83	5.02	7.932	644	99.83

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

Min: 10.87%
Max: 100.00%
Weighted Average: 80.77%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	2	89,152.82	0.01	9.403	506	12.54
15.01 - 20.00	7	561,068.05	0.05	7.682	593	18.08
20.01 - 25.00	9	990,804.52	0.08	6.473	627	23.30
25.01 - 30.00	19	1,901,266.11	0.16	7.228	584	27.87
30.01 - 35.00	17	1,944,658.38	0.17	7.195	643	33.10
35.01 - 40.00	20	2,183,209.19	0.19	7.099	601	38.63
40.01 - 45.00	39	6,633,569.04	0.57	7.673	581	42.65
45.01 - 50.00	47	6,346,299.02	0.54	7.027	610	48.02
50.01 - 55.00	56	10,307,148.78	0.88	7.186	596	52.95
55.01 - 60.00	105	20,228,146.23	1.73	7.439	601	57.91
60.01 - 65.00	136	27,146,310.16	2.32	7.520	609	63.37
65.01 - 70.00	181	35,856,993.62	3.06	7.713	591	68.39
70.01 - 75.00	280	48,804,666.08	4.17	7.619	601	73.98
75.01 - 80.00	591	117,712,601.06	10.05	7.494	613	79.23
80.01 - 85.00	695	133,513,411.20	11.40	7.762	597	84.23
85.01 - 90.00	892	177,694,126.93	15.18	7.802	613	88.02
90.01 - 95.00	456	90,929,202.13	7.77	7.622	637	85.91
95.01 - 100.00	2,391	486,315,266.54	41.54	7.192	671	82.39
100.01 >=	11	1,581,029.98	0.14	7.070	670	88.18

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

Min: 10.87%
Max: 115.00%
Weighted Average: 89.10%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	5,954 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Original Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

<= 0	10	1,305,088.86	0.11	8.279	0	58.32
461 - 480	2	208,825.46	0.02	8.763	479	67.91
481 - 500	30	4,016,680.05	0.34	8.265	498	68.46
501 - 520	354	55,513,672.98	4.74	8.529	511	76.70
521 - 540	435	71,027,243.06	6.07	8.291	531	80.27
541 - 560	387	66,284,683.64	5.66	8.101	550	80.24
561 - 580	375	62,787,784.90	5.36	8.060	570	81.14
581 - 600	455	82,157,244.64	7.02	7.747	591	81.88
601 - 620	514	98,021,912.75	8.37	7.557	611	81.84
621 - 640	691	142,962,441.80	12.21	7.381	631	81.70
641 - 660	709	151,487,887.48	12.94	7.229	650	81.30
661 - 680	634	135,373,385.65	11.56	7.114	670	81.15
681 - 700	511	110,977,218.09	9.48	7.081	690	81.01
701 - 720	324	70,654,521.79	6.04	7.046	709	80.76
721 - 740	229	53,235,476.77	4.55	6.920	729	80.26
741 - 760	156	36,708,473.79	3.14	6.760	750	78.98
761 - 780	95	18,972,177.77	1.62	6.993	770	81.14
781 - 800	36	7,615,281.32	0.65	6.618	788	75.97
801 - 820	7	1,428,929.04	0.12	6.309	810	71.52

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

Min: 479
Max: 817
Weighted Average: 635

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

120	11	1,303,951.43	0.11	7.130	666	72.92
180	61	6,313,561.40	0.54	7.297	630	72.16
240	37	3,493,721.88	0.30	7.095	655	65.92
300	3	155,536.48	0.01	7.841	595	68.57
360	5,842	1,159,472,158.65	99.04	7.463	635	80.87

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

Min: 120
Max: 360
Weighted Average: 358

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	2,933	630,709,945.41	53.87	7.452	656	78.95
Full	2,612	440,315,557.03	37.61	7.544	608	83.71
12 mo Bank Statements	385	95,328,242.74	8.14	7.133	629	79.36
6 mo Bank Statements	24	4,385,184.66	0.37	7.424	624	77.03

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 Friedman Billings Ramsey	5,954 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

OwnerOcc	5,457	1,084,454,869.05	92.63	7.435	633	80.86
Rental	432	73,190,005.55	6.25	7.828	658	78.58
2nd Home	65	13,094,055.24	1.12	7.535	679	85.33

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,815	581,637,359.16	49.68	7.356	662	81.85
CashOut Refi	2,994	562,328,822.77	48.03	7.570	608	79.73
NoCash Refi	135	24,173,765.58	2.06	7.390	630	78.75
Const-Perm	10	2,598,982.33	0.22	7.576	637	81.29

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	4,151	769,613,149.48	65.74	7.502	628	80.88
PUD	619	140,518,447.23	12.00	7.392	637	81.40
Duplex	448	106,185,628.42	9.07	7.336	654	79.31
Condo	470	87,275,642.41	7.45	7.261	659	81.67
3-4 Unit	201	56,493,067.64	4.83	7.588	657	78.56
Townhouse	52	9,026,074.60	0.77	7.604	605	82.67
Modular	10	1,383,134.97	0.12	7.156	622	84.93
Manufactured	3	243,785.09	0.02	8.647	608	62.97

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	5,457	1,089,583,236.93	93.07	7.399	641	81.46
B	268	43,836,660.40	3.74	8.217	551	74.91
C	229	37,319,032.51	3.19	8.376	559	67.40

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 Friedman Billings Ramsey	5,954 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,126	208,122,763.75	17.78	7.837	627	81.35
6	112	21,323,672.71	1.82	7.584	642	81.66
12	762	205,397,972.53	17.54	7.208	650	78.78
18	27	6,019,831.80	0.51	7.293	633	80.00
24	2,221	451,958,176.30	38.60	7.409	636	80.51
30	58	9,784,417.63	0.84	7.611	595	79.04
36	812	144,898,670.94	12.38	7.464	632	82.19
42	6	772,436.33	0.07	7.584	641	89.74
48	15	2,427,656.32	0.21	7.720	611	86.48
60	815	120,033,331.53	10.25	7.396	629	82.25

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

Loans with Penalty: 82.22%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 Friedman Billings Ramsey	5,954 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	1,040	289,264,698.33	24.71	7.114	644	78.05
New York	551	147,443,372.32	12.59	7.169	651	77.58
Florida	693	113,974,250.95	9.74	7.545	638	81.82
Illinois	365	74,989,969.10	6.41	7.503	630	81.98
New Jersey	211	56,082,555.74	4.79	7.617	636	81.58
Georgia	286	40,380,454.49	3.45	7.908	618	82.67
Nevada	153	36,608,672.89	3.13	7.254	649	79.96
Virginia	155	35,293,649.80	3.01	7.569	653	80.77
Maryland	153	34,317,313.68	2.93	7.854	618	80.20
Ohio	207	28,156,809.11	2.41	7.846	614	87.21
Texas	232	25,214,578.48	2.15	7.579	635	82.69
Massachusetts	97	24,628,448.92	2.10	7.616	627	80.29
Connecticut	109	20,463,058.32	1.75	7.423	646	81.90
Arizona	114	18,889,666.55	1.61	7.588	626	81.87
Washington	94	17,120,960.75	1.46	7.452	628	82.06
Michigan	100	15,889,783.89	1.36	8.034	606	86.11
Indiana	134	15,259,410.55	1.30	7.929	611	88.44
Pennsylvania	103	15,256,678.31	1.30	7.764	606	83.38
Alabama	116	15,107,657.55	1.29	7.988	632	85.79
Missouri	126	14,871,863.84	1.27	8.207	598	83.77
Colorado	77	14,476,856.61	1.24	7.343	634	82.51
Oregon	62	11,036,028.47	0.94	7.355	644	81.76
Tennessee	101	10,124,893.04	0.86	7.997	604	84.03
Utah	47	8,106,479.69	0.69	7.544	632	83.02
North Carolina	64	7,841,366.86	0.67	8.153	609	83.28
Minnesota	38	7,281,492.23	0.62	7.307	644	84.64
Rhode Island	35	7,061,877.17	0.60	7.428	638	80.92
Kentucky	54	5,753,791.71	0.49	8.042	610	89.78
Hawaii	19	5,245,157.16	0.45	7.478	611	78.43
New Mexico	44	5,242,939.11	0.45	7.881	635	81.96
Kansas	47	5,206,207.61	0.44	7.889	601	83.89
Maine	22	4,014,472.73	0.34	7.482	626	80.66
Wisconsin	31	4,002,080.29	0.34	7.989	618	84.29
Idaho	33	3,856,875.45	0.33	7.898	610	82.81
Louisiana	29	3,567,967.99	0.30	8.006	612	88.49
Oklahoma	42	3,351,028.75	0.29	8.217	593	84.55
Delaware	23	3,191,580.94	0.27	7.782	597	83.01
New Hampshire	14	3,122,325.16	0.27	7.936	588	79.48
Arkansas	26	3,029,454.72	0.26	7.903	610	90.94
Nebraska	22	2,796,174.97	0.24	7.985	609	82.23
District of Columbia	8	2,691,749.94	0.23	7.311	643	73.61
South Carolina	20	2,423,806.03	0.21	8.151	615	83.94
Vermont	11	1,965,002.42	0.17	8.011	635	81.12
Mississippi	12	1,514,600.48	0.13	8.381	593	89.53
West Virginia	11	1,245,967.42	0.11	8.293	622	86.95
Wyoming	5	817,117.29	0.07	7.097	618	88.63
Montana	7	815,464.70	0.07	7.693	606	83.82
Iowa	7	804,645.26	0.07	8.534	603	87.45
Alaska	2	624,382.37	0.05	7.554	703	80.00
South Dakota	1	168,000.00	0.01	6.750	690	80.00
North Dakota	1	145,289.70	0.01	7.750	639	80.00

Total:	5,954	1,170,738,929.84	100.00	7.460	635	80.77

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 Friedman Billings Ramsey	5,954 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001 - 12.500	15	4,740,400.31	0.47	5.497	692	79.19
12.501 - 13.000	136	37,364,705.12	3.71	5.905	683	78.25
13.001 - 13.500	348	92,453,830.00	9.18	6.367	679	79.49
13.501 - 14.000	1,022	245,044,874.14	24.32	6.870	663	79.62
14.001 - 14.500	879	189,203,805.39	18.78	7.343	643	80.78
14.501 - 15.000	1,161	227,640,126.21	22.59	7.848	617	82.24
15.001 - 15.500	494	89,636,530.83	8.90	8.327	591	83.12
15.501 - 16.000	494	79,424,996.80	7.88	8.825	581	83.50
16.001 - 16.500	155	23,395,604.90	2.32	9.329	572	83.74
16.501 - 17.000	100	13,251,302.78	1.32	9.850	560	80.63
17.001 - 17.500	20	2,736,593.59	0.27	10.370	551	81.73
17.501 - 18.000	15	2,247,922.31	0.22	10.769	544	78.13
18.001 - 18.500	2	151,220.45	0.02	11.286	561	89.56
18.501 - 19.000	2	286,721.95	0.03	11.782	671	89.33
19.501 - 20.000	1	33,718.55	0.00	12.990	571	75.00

Total:	4,844	1,007,612,353.33	100.00	7.492	634	81.10

Min: 12.125%
Max: 19.990%
Weighted Average: 14.491%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	13	4,137,654.37	0.41	5.368	689	79.02
5.501 - 6.000	136	37,364,705.12	3.71	5.905	683	78.25
6.001 - 6.500	350	93,056,575.94	9.24	6.367	680	79.49
6.501 - 7.000	1,022	245,044,874.14	24.32	6.870	663	79.62
7.001 - 7.500	879	189,203,805.39	18.78	7.343	643	80.78
7.501 - 8.000	1,161	227,640,126.21	22.59	7.848	617	82.24
8.001 - 8.500	494	89,636,530.83	8.90	8.327	591	83.12
8.501 - 9.000	494	79,424,996.80	7.88	8.825	581	83.50
9.001 - 9.500	155	23,395,604.90	2.32	9.329	572	83.74
9.501 - 10.000	100	13,251,302.78	1.32	9.850	560	80.63
10.001 - 10.500	20	2,736,593.59	0.27	10.370	551	81.73
10.501 - 11.000	15	2,247,922.31	0.22	10.769	544	78.13
11.001 - 11.500	2	151,220.45	0.02	11.286	561	89.56
11.501 - 12.000	2	286,721.95	0.03	11.782	671	89.33
12.501 - 13.000	1	33,718.55	0.00	12.990	571	75.00

Total:	4,844	1,007,612,353.33	100.00	7.492	634	81.10

Min: 5.125%
Max: 12.990%
Weighted Average (>0): 7.492%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	14	2,997,874.32	0.30	7.274	621	81.78
1.500	4,830	1,004,614,479.01	99.70	7.492	634	81.10

Total:	4,844	1,007,612,353.33	100.00	7.492	634	81.10

Min: 1.000%
Max: 1.500%
Weighted Average: 1.499%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1 Friedman Billings Ramsey	5,954 records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	14	2,997,874.32	0.30	7.274	621	81.78
1.500	4,830	1,004,614,479.01	99.70	7.492	634	81.10

Total:	4,844	1,007,612,353.33	100.00	7.492	634	81.10

Min: 1.000%
Max: 1.500%
Weighted Average: 1.499%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	1	520,000.00	0.05	6.875	666	80.00
3.501 - 4.000	16	4,662,642.81	0.46	5.863	678	79.97
4.001 - 4.500	192	46,090,383.90	4.57	6.422	669	79.85
4.501 - 5.000	517	127,307,812.26	12.63	6.704	661	80.54
5.001 - 5.500	786	195,126,409.09	19.37	6.838	664	79.57
5.501 - 6.000	829	183,882,733.69	18.25	7.229	648	80.19
6.001 - 6.500	965	194,842,814.34	19.34	7.751	620	81.63
6.501 - 7.000	625	113,356,782.42	11.25	8.122	605	82.99
7.001 - 7.500	515	85,830,146.68	8.52	8.710	586	83.15
7.501 - 8.000	226	33,025,082.12	3.28	9.067	575	84.59
8.001 - 8.500	113	15,599,332.91	1.55	9.627	575	80.64
8.501 - 9.000	35	4,236,689.61	0.42	10.133	566	81.45
9.001 - 9.500	18	2,607,250.37	0.26	10.687	541	78.39
9.501 - 10.000	3	203,832.63	0.02	11.210	551	89.68
10.001 - 10.500	2	286,721.95	0.03	11.782	671	89.33
11.001 - 11.500	1	33,718.55	0.00	12.990	571	75.00

Total:	4,844	1,007,612,353.33	100.00	7.492	634	81.10

Min (>0): 3.310%
Max: 11.490%
Weighted Average (>0): 6.014%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.